Exhibit 10.1

TERMINATION AGREEMENT

This Termination Agreement (“Agreement”) is made this 17th day of January 2017 with an effective date of December 31, 2016 (the “Effective Date”) by and between the following:

(1)	ACACIA DIVERSIFIED HOLDINGS, INC.,
A TEXAS CORPORATION
(“ACACIA”)

(2)	MARIJ AGRICULUTRAL, INC.,
A FLORIDA CORPORATION
(“MARIJ AG”)

(3)	CANNA-CURES R & D, LLC,
A FLORIDA LIMITED LIABILITY COMPANY
(“CANNA-CURES”)

(4)	TROPI FLORA LLC,
A FLORIDA LIMITED LIABILITY COMPANY
(“TROPI FLORA”)

(5)	J.R. CANNABIS INDUSTRIES, LLC,
A FLORIDA LIMITED LIABILITY COMPANY
(“JR CANNABIS”)

(MARIJ AG; CANNA-CURES, TROPI FLORA AND JR CANNABIS ARE SOMETIMES REFERRED TO INDIVIDUALLY, COLLECTIVELY AND JOINTLY AS “MARIJ GROUP”)

(6)	STEVEN L. SAMPLE
AN INDIVIDUAL RESIDENT OF FLORIDA
(“SAMPLE”)

(7)	RICHARD K. PERTILE
AN INDIVIDUAL RESIDENT OF FLORIDA
(“PERTILE”)

ACACIA, MARIJ GROUP, SAMPLE AND PERTILE ARE REFERRED TO COLLECTIVELY HEREIN AS “PARTIES AND INDIVIDUALLY AS “PARTY”.

RECITALS

A. ACACIA and MARIJ GROUP are the parties to that certain Asset Purchase Agreement having a cover page dated January 15, 2016 (With an Effective Date of January 4, 2016 and is dated on page 1 as of June 29, 2015 (“APA”).

B. Contemporaneous with the APA or related to the APA the following agreements were executed and delivered by the parties to the agreements:

(1)	AS IS BILL OF SALE, executed and delivered by MARIJ GROUP.
(“BILL OF SALE”)

(2)	INTANGIBLE ASSET ASSIGNMENT executed and delivered by ACACIA and MARIJ GROUP.
(“ASSET ASSIGNMENT”)

(3)	MODIFIED EMPLOYMENT AGREEMENT executed and delivered by ACACIA, PERTILE, and SAMPLE as of January 15, 2016 (the “MODIFIED EMPLOYMENT AGREEMENT”)

(4)	NON-COMPETITION AGREEMENT executed by ACACIA and PERTILE.
(“NON-COMP”)

(5)	RIGHT OF FIRST REFUSAL TO PURCHASE COMMON STOCK executed by SAMPLE and PERTILE.
(“FIRST REFUSAL”)

(6)	ANTI-DILUTION AGREEMENT executed by ACACIA, SAMPLE and acknowledged by PERTILE.
(“ANTI-DILUTION AGREEMENT”)

(7)
STOCK POWER for ACACIA stock certificates CSI-511(1,000,000 shares ACACIA COMMON STOCK), CSI-512 (1,000,000 shares ACACIA COMMON STOCK) and CSI-525(500,000 shares ACACIA COMMON STOCK) executed by SAMPLE.

(“STOCK POWER”)

(8)	STOCK PLEDGE for 2,500,000 shares of ACACIA COMMON STOCK executed by SAMPLE.
(“2,500,000 SHARES STOCK PLEDGE”)

(9)	NOTICE OF PLEDGE executed by SAMPLE.
(“NOTICE OF PLEDGE”)

(10)	PROXY for certificates CSI-511, CSI-512 and CSI-525 for ACACIA COMMON STOCK executed by SAMPLE (“PROXY”)

(11)	STOCK CERTIFICATES CSI-511, CSI-512 AND CSI-525 ACACIA COMMON STOCK held in trust by Battaglia, Ross, Dicus & McQuaid, P.A.
(“STOCK CERTIFICATES CS1-511, CS1-512 AND CS1-525”)

(12)	JANUARY 15, 2016 LETTER OF UNDERSTANDING relating to a

$1,105,000 deposit signed by ACACIA.
(“LOU DEPOSIT”)

(13)	LETTER OF UNDERSTANDING AND AGREEMENT relating to Section 2(i) (Privacy of e-mails) (“LOU EMAILS”)

THE DOCUMENTS REFERRED TO IN RECITALS B (1) THROUGH (13) ARE SOMETIMES REFERRED TO COLLECTIVELY AS “CONTEMPORANEOUS DOCUMENTS”

C. The Board of Directors of ACACIA has taken some action in a telephonic conference call pursuant to its claimed rights relating to matters covered by the APA and the CONTEMPORANOUS DOCUMENTS and SAMPLE has taken some action by facsimile relating to his claimed rights and remedies.  All of those actions by both PARTIES have been and/or will be retracted, revoked and cancelled at Closing.

D. Without acknowledging that either action was proper under the documents, the law, or the facts, the PARTIES have agreed to rescind the actions taken in Recital (C) above and to terminate the relationship provided in the APA and the CONTEMPORANOUS DOCUMENTS subject to certain continuing obligations contained in this Agreement in favor of the terms herein contained..

THEREFORE, for Ten Dollars ($10) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each PARTY to this Agreement, it is agreed as follows:

1. The above Recitals are true and correct and are incorporated into this Agreement as an integral part of the Agreement.

2. As of the Effective Date all of the obligations of ACACIA and PERTILE to SAMPLE and of SAMPLE to ACACIA and PERTILE, monetary or non-monetary, under the APA and/or provisions of the APA for the benefit of any Parties under the APA, and all of the rights and remedies of the Parties under the APA, unless specifically provided for in this Agreement, are terminated, cancelled, satisfied and/or no longer in force and effect, it being the intention of the PARTIES that this Agreement is the only Agreement between SAMPLE and any of the other PARTIES that survives the execution of this Agreement. Notwithstanding the above and in accordance herewith, the provisions set forth in the LETTER OF UNDERSTANDING AND AGREEMENT relating to Section 2(i) of the APA (Privacy of e-mails) (“LOU EMAILS”) shall remain in full force and effect and shall continue forward in affording privacy of all SAMPLE’S email communications.  SAMPLE and his spouse agrees to vacate use of the acacia.bz email domain and turn the domain over to Acacia at the earliest reasonable opportunity, it being further agreed that the email addresses of SAMPLE and his spouse shall not be activated, used, reviewed, published, accessed, or otherwise utilized in any way by any Party or entity other than SAMPLE except for the sending of notices as provided for hereafter save and except that if ACACIA has a bona-fide business need for any business e-mails Sample will cause to be promptly forwarded those e-mails that are needed to be given to ACACIA.

3. On January 15, 2016, PERTILE, acting as the Company’s incoming CEO, and ACACIA entered into that certain Modified Employment Agreement (the “MODIFIED AGREEMENT”) with SAMPLE (as the “EXECUTIVE”), which by its terms was intended to be the final, complete and exclusive agreement between the Parties relating to the employment of the Executive by the Company and all prior or contemporaneous understandings, representations and statements, oral or written, were merged therein, including but not limited to SAMPLE’S original Employment Agreement dated January 1, 2011 and the Extended Employment Agreement dated July 26, 2012.  As of the Effective Date of this Agreement, all of the obligations of ACACIA and PERTILE to SAMPLE and of SAMPLE to ACACIA and PERTILE, monetary or non-monetary, under the provisions of the Modified Agreement for the benefit of the PARTIES and all of the rights and remedies of the PARTIES,, unless specifically provided for in this Agreement, are terminated, cancelled, satisfied and no longer in force and effect, it being the intention of the PARTIES that this Agreement is the only Agreement between SAMPLE and any of the other PARTIES that survives the execution of this Agreement

4. Upon the execution of this Agreement by all PARTIES and the delivery of all items to be delivered as provided for in this Agreement, PERTILE may exercise the FIRST REFUSAL and purchase from SAMPLE 2,500,000 shares of ACACIA COMMON STOCK represented by certificates CS1-511, CS1-512 and CS1-525 for ACACIA COMMON STOCK (the “SAMPLE EQUITY CONSIDERATION”) for par value of $0.001 per share and upon the tender of the $2,500.00 purchase price to SAMPLE by cash, check or wire transfer at Closing, the STOCK CERTIFICATES CS1-511, CS1-512 AND CS1-525 FOR ACACIA COMMON STOCK, STOCK PLEDGE, STOCK POWER and any other documents evidencing the ownership of the 2,500,000 shares of ACACIA COMMON STOCK shall be given to PERTILE by any person having possession as trustee or otherwise. In accordance therewith, SAMPLE shall promptly notify the Company’s stock transfer agent of his intention to remove or otherwise terminate the stop-transfer order on the shares represented by the SAMPLE EQUITY CONSIDERATION and any other prohibition on the transfer to those shares of stock to PERTILE or his designee(s) and provide separate, written instruction to the transfer agent to accomplish the transfer in accordance herewith.

5. Effective as of December 31, 2016 and thereafter, all of the obligations of ACACIA to SAMPLE, monetary or non-monetary, under the ANTI-DILUTION AGREEMENT and/or provisions of the ANTI-DILUTION AGREEMENT for the benefit of SAMPLE, and all of the rights of SAMPLE thereunder, unless specifically provided for in this Agreement, are terminated, cancelled, satisfied and no longer in force and effect, it being the intention of the PARTIES that this Agreement and the obligations created hereunder is the only Agreement between SAMPLE and any of the other PARTIES that survives the execution of this Agreement. Pursuant to its obligations hereunder, ACACIA shall promptly issue to SAMPLE 132,248 new shares of the restricted common stock of ACACIA as due and owing to SAMPLE prior to the Closing and Effective Date of this Agreement.

6. Upon the execution and delivery of this Agreement by SAMPLE and the execution and delivery of the agreements and items referred to in this Agreement, ACACIA shall deliver to SAMPLE $250,000 by cash, immediately negotiable company  check, or wire transfer as his consideration for entering into this Agreement (the “SETTLEMENT COMPENSATION”), shall promptly order the issuance to SAMPLE of 132,248 new shares of restricted ACACIA COMMON STOCK as being due and owing to SAMPLE under the terms of the Anti-Dilution Agreement prior to the Closing date of this Agreement as of the Effective Date, and PERTILE shall deliver to SAMPLE $2,500.00 by cash,  check or wire transfer as payment in full for the SAMPLE EQUITY CONSIDERATION.

7. Upon the execution and delivery of this Agreement and full performance of the PARTIES hereunder, SAMPLE shall execute and deliver to PERTILE an option to purchase a minimum of 500,000 additional shares and up to 1,000,000 additional shares (the “OPTION SHARES”) of SAMPLE’S restricted common stock of Acacia (the “STOCK PURCHASE OPTION”). The STOCK PURCHASE OPTION is extended to PERTILE and/or any designees of PERTILE for a period of sixty (60) days from the date of execution of this Agreement (the “OPTION PERIOD”) and grants PERTILE and/or his designees, at the sole direction of PERTILE, the right to purchase the OPTION SHARES for their own account(s) for the aggregate total purchase price of $125,000 to $250,000 (the “STOCK OPTION PURCHASE CONSIDERATION”), being a consideration of Twenty-Five Cents ($0.25) per share purchased, payable to SAMPLE by bank wire or certified funds on or before the end of the Option Period.  The form of the STOCK PURCHASE OPTION as attached hereto as EXHIBIT “A”. Pertile is under no obligation to purchase the OPTION SHARES and there is no penalty for his failure to do so.

8. All costs and expenses relating to the sale and/or transfer of any of the SAMPLE EQUITY CONSIDERATION shares or the OPTION SHARES to PERTILE or other persons approved by PERTILE shall be at the sole cost and expense of ACACIA, PERTILE and/or the purchaser(s) designated by PERTILE.

9. Neither the COMPANY. PERTILE, nor any other Party shall seek to recover or recover from SAMPLE any monies previously disbursed or otherwise paid to SAMPLE as compensations, bonuses, operating stipends, benefits, expenses or otherwise, whether paid as cash or otherwise under the Modified Employment Agreement, the APA, any other agreements, or no agreements at all save and except for willful fraud or willful tortious interference to the conduct of the Company’s business (collectively the “CLAWBACKS”) for any period prior to and including the date of this Agreement, and shall not seek a CLAWBACK or recovery of all or any portion of the SETTLEMENT COMPENSATION due to SAMPLE at Closing pursuant to this Agreement as set forth in Section 6 or Section 7 of this Agreement except for willful fraud or willful tortious interference to the conduct of the Company’s business.

10. THIS SECTION 10 IS INTENTIONALLY OMITTED

11. The events and actions intended to be taken by the telephone conference call attended by a majority of the directors of the COMPANY that commenced at 4:00 PM EST on January 9, 2017, and the faxed Notice of Breach of Modified Employment Agreement, Events of Default Relating to the Asset Purchase Agreement, and Actions Taken as faxed to ACACIA by SAMPLE prior to the start of that conference call are collectively retracted, revoked, and cancelled in accordance with the Closing of this Agreement and the NOTICE OF RETRACTION, REVOCATION AND CANCELLATION AGREEMENT, the form of which is attached hereto as EXHIBIT “B”.

12. Upon the execution and delivery of this Agreement, SAMPLE will execute and deliver to ACACIA the NON-COMPETITION AND RESTRICTIVE COVENANT AGREEMENT (the “SAMPLE NON-COMPETE”), the form of which is attached hereto as EXHIBIT “C” .

13. ACACIA, MARIJ GROUP, and PERTILE will release SAMPLE and SAMPLE will release ACACIA, MARIJ GROUP and PERTILE (except for the terms of this Agreement) by executing and delivering the mutual general release (“MUTUAL GENERAL RELEASE”), the form of which is attached hereto as EXHIBIT “D”.

14. Upon the execution and delivery of this Agreement at Closing, SAMPLE will execute and deliver a written RESIGNATION as a director of ACACIA, the form of which is attached hereto as EXHIBIT “E”.

15.  ACACIA, PERTILE, and SAMPLE affirm that they each have full power and authority to act, including full corporate authority, in entering into this Agreement.  This Agreement shall not become effective until it has been executed by all of the parties hereto and the considerations due to SAMPLE under Section 6 hereof, and shall be dependent on fulfillment of all obligations to SAMPLE created under Section 7 hereof, but shall have an EFFECTIVE DATE as set forth hereinabove.

16. This Agreement shall be construed under the laws of the State of Florida, USA.

17. TIME IS OF THE ESSENCE.

18. Without intending to waive any provision hereinabove prohibiting the assignment or transfer of the rights contained herein, this Agreement shall be binding upon and inure to the benefit of, respectively, the parties, their successors, legal representatives, grantees purchasers of a party’s assets and assigns, as applicable and appropriate, of all parties of this Agreement.

19. This Agreement shall not be construed more strongly against any party regardless of who was more responsible for its preparation; each party had adequate time to seek the legal and financial advice it desired.

20. All rights, powers and remedies provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable laws and are intended to be limited to the extent necessary so that they will not render this Agreement invalid or unenforceable.

21. This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall be an original, but each counterpart shall together constitute one and the same instrument.  Facsimile or electronic copies of this Agreement may be signed and when signed, shall be an original.

22.  In the event it becomes necessary for either party herein to seek legal means to enforce the terms of this Agreement, the non‑prevailing party will be liable for all reasonable attorneys, paralegal and law clerk fees and costs, arbitration costs, court costs, sales or use taxes, travel expenses, deposition costs, expert witness expenses and fees and any other cost of whatever nature reasonably and necessarily incurred by the prevailing party as a necessary inci-dent to the prosecution or defense of such action, in any appeal or in any post judgment or collection proceeding, including fees and costs as delineated above incurred in the attempt to recover the amounts due pursuant to this paragraph.  In the event it becomes necessary for either party to institute, defend, appear or attend any Bankruptcy proceedings as a result of the filing of Bankruptcy proceedings by or against the other party, all fees and expenses as delineated above incurred shall be borne by such bankrupt party and shall become an additional amount due or a set‑off against the amounts due under the terms of this Agreement.  If either party files a bankruptcy proceeding or has a bankruptcy proceeding filed against it the other party shall be entitled to recover all fees and expenses delineated above incurred in connection with any bankruptcy proceeding, hearing, trial or appeal.  In the event of a voluntary or involuntary dismissal by or against one party of any actions that have been commenced, the other party shall be deemed the prevailing party for the purposes of this paragraph.

23. Each of the parties to this Agreement reserves the right to waive, in writing and not orally or by conduct, any of the conditions precedent to their respective obligations hereunder.  No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.  All remedies afforded in this Agreement shall be taken and construed as cumulative; this is, in addition to every other remedy provided therein or by law.  The failure of either party to enforce at any time any of the provisions of this Agreement, or require payments when due, or to exercise any option which is herein provided, or to require at any time performance by the other party of any of the provisions hereof, shall in no way be construed to be a waiver or create an estoppel from enforcement of such provisions, nor in any way to affect the validity of this Agreement or any part thereof, or the right of either party to thereafter enforce each and every such provision, or to seek relief as a result of the prior breach.  Late payments may be accepted for one or any number of occasions without waiver of the right to require all subsequent payments to be made in a timely fashion without prior notice.

24. This Agreement contains the entire understanding of the parties and supersedes all previous and contemporaneous verbal and written agreements on the subject matter of this Agreement; there are no other agreements, representations or warranties on the subject matter of this Agreement not set forth herein.

25.  All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been given to the parties to this agreement entitled to receipt of such notice, request demand or other communication (i) on the same day if transmitted by facsimile from a facsimile machine with confirmation capabilities with the original and a copy of the facsimile confirmation or upon receipt of delivery or delivered personally; (ii) upon confirmation receipt if by certified United States Mail, postage prepaid, return receipt requested; or, (iii) with a delivery confirmation receipt if sent via Federal Express or United Parcel Service, and shall be sent to the Parties at the following addresses or to such different address as they may from time to time provide in writing:

ACACIA DIVERSIFIED HOLDINGS, INC.
a Texas corporation
13575 58th Street North #138
Clearwater, FL 33760
(727) 678-4420
EMAIL: rick@marijinc.com

WITH A COPY TO:
Howard P. Ross, Esq., B.C.S.
The Florida Bar Certified in

Business Litigation and Civil Trial
5858 Central Avenue Suite A
St. Petersburg, FL 33707
(727) 381-2300
EMAIL: hross@brdwlaw.com

MARIJ GROUP
a Texas corporation
13575 58th Street North #138
Clearwater, FL 33760
(727) 678-4420
EMAIL: rick@marijinc.com

WITH A COPY TO:
Howard P. Ross, Esq., B.C.S.
The Florida Bar Certified in
Business Litigation and Civil Trial
5858 Central Avenue Suite A
St. Petersburg, FL 33707
(727) 381-2300
EMAIL: hross@brdwlaw.com

STEVEN L. SAMPLE
2806 SE 29th Street
Ocala, FL33471
(352) 427-6848
EMAIL: steve@stevesample.com

RICHARD K. PERTILE
2810 Phillippe Parkway
Safety Harbor, FL 34695
(727) 492-4208
rickndeb@verizon.net

WITH A COPY TO:
Howard P. Ross, Esq., B.C.S.
The Florida Bar Certified in
Business Litigation and Civil Trial
5858 Central Avenue Suite A
St. Petersburg, FL 33707
(727) 381-2300
EMAIL: hross@brdwlaw.com

26. Notwithstanding anything contained in this Agreement to the contrary, if any term or condition of the Agreement to be performed or observed by any party hereto is rendered impossible of performance or observance due to any cause beyond such party’s control, including, without limitation, an act of God, war, civil disturbance, fire or casualty, labor dispute or governmental rule, such party, for so long as such condition exists, shall be excused from such performance or observance, provided it takes all appropriately reasonable steps as soon as reasonably practicable upon the termination of such condition to recommence performance or observance and provided that after thirty (30) days from the onset of such cause, if the party is still unable to perform its obligations hereunder, the other party, may, at its option, terminate this Agreement by written notice to the other to that effect received not less than thirty (30) days prior to the proposed termination date.

27. The executory provisions of this Agreement and all representations and warranties shall survive the consummation of the transactions contemplated by the Agreement.

28. The Parties hereto reserve the right to amend this agreement by a document in writing, and not verbally or by conduct, which amendment may alter the rights of the parties under this Agreement.

29. The Parties to this Agreement and each of them, are solvent, have no intention of filing any petition or initiating any proceeding under the federal Bankruptcy Code or any similar state legislation, and do not contemplate liquidating all or the greater portion of their respective properties with the intent to use any consideration obtained pursuant to this Agreement to enable any of their respective creditors to obtain a greater percentage of such creditor’s debt than some other creditor of the same class.

30. In the event any portion of this Agreement shall be declared by any court or Arbitrator of competent jurisdiction to be invalid or unenforceable, that portion will be construed as never having been part of this Agreement provided the economic and legal affect to this Agreement remain the same.  The invalidity or unenforceability of any portion of this Agreement shall not affect any other portions of this Agreement not held invalid or unenforceable provided the economic and legal affect to this Agreement remain the same. Any court or arbitrator may substitute and new portion that maintains the economic and legal effect of the Agreement remains the same.

31.  The undersigned hereby represent and warrant that their signature has been authorized by all necessary persons or bodies and the business entity they represent will be bound by such signature.

32. THE PARTIES HERETO HEREBY VOLUNTARILY AND KNOWINGLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY, IN ANY PROCEEDING BASED HEREON OR ARISING HEREUNDER.

33. Nothing contained in this agreement is intended to create an agency, fiduciary or employment relationship, joint venture or partnership between the parties.  Each Party is completely independent of the other and neither Party has the power or authority to bind the other or to make any representation on behalf of any other Party.

34. The parties acknowledge that the terms and provisions of this Agreement and any disputes arising thereunder, are confidential in nature, and therefore agree not to disclose the content or substance thereof to any third parties (not affiliated by common ownership, employment, or other form of agency relationship) other than their professional advisors and as may be reasonably required in order to comply with any obligations imposed by the Agreement, or to comply with any statute, ordinance, rule, regulation, other law or court order.  Any disclosures made or required to be made by any Party to this Agreement as a result of any law, rule, court order, or SEC requirement shall not constitute a violation of the Agreement.

35. In the event of any dispute or controversy arising under the terms of or as a result of this Agreement, the interpretation of this Agreement and/or the performance or failure to perform by the parties as required by this Agreement and the parties are unable to resolve the dispute or controversy, within thirty (30) days of the first notice by a party of a dispute, the dispute or controversy shall be resolved by binding arbitration administered by the American Arbitration Association pursuant to the applicable rules of the American Arbitration Associations which arbitration is to be held in Pinellas County, Florida, U.S.A.  All notices of the arbitration and papers in the arbitration may be served as provided for in the notice provisions herein above.  The arbitrator may rule on definitive motions to be determined under the American Arbitration Association Rules and the laws and procedures of the State of Florida. Notwithstanding the foregoing, if it is necessary for a party to this Agreement to seek injunctive or other temporary relief, pending the conclusion of the arbitration, such action may be commenced in the appropriate federal or state court having jurisdiction over causes of action sitting in Pinellas County, Florida, U.S.A.  The Parties, who as a result of this Agreement are doing business in the State of Florida, hereby appoints the Secretary of State of the State of Florida as its agent for the service of process.

36. Each party has had the opportunity to seek its own legal counsel. Battaglia, Ross, Dicus & McQuaid, P.A., the counsel for all PARTIES, except for SAMPLE, have acted as the scrivener of this Agreement and have not provided any legal advice or counsel to SAMPLE

37. For and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the closing of the aforesaid transaction and/or a Party disbursing proceeds of this transaction; the undersigned do mutually agree to cooperate, adjust, initial, correct, execute, re-execute, reaffirm and redeliver any and all documents in order to consummate the transactions described hereinbefore and in agreements attached hereto as Exhibits or otherwise referred to herein. It is the intention of the undersigned that all documentation for this transaction and all payments or disbursements made will be an accurate reflection of the parties’ agreements that each party should pay their own costs and expenses in the furtherance of this Section 37.

The undersigned agree and covenant to assure that this documentation shall conform to the Agreement and as required by law. The Parties are relying upon this Agreement and the covenants herein in closing this transaction.

The Parties shall have the right, but shall not be obligated, to bring suit in their own name to enforce the obligations incurred by the Parties in connection with this agreement.

[Signature page follows]

IN WITNESS WHEREOF the Parties have executed and delivered this Termination Agreement as of the date first above written.

Signed and delivered in our presence:

/s/ Kim Edwards Signature of witness #1 Kim Edwards Print name of Witness #1 /s/ Michael Fuentes Signature of witness #2 Michael Fuentes Print name of Witness #2	ACACIA DIVERSIFIED HOLDINGS, INC. a Texas corporation By: /s/ Richard K. Pertile Richard K. Pertile Its: President and CEO

/s/ Kim Edwards Signature of witness #1 Kim Edwards Print name of Witness #1 /s/ Michael Fuentes Signature of witness #2 Michael Fuentes Print name of Witness #2	MARIJ AGRICULTURAL, INC. a Florida corporation By: /s/ Richard K. Pertile Richard K. Pertile Its: President

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/s/ Kim Edwards Signature of witness #1 Kim Edwards Print name of Witness #1 /s/ Michael Fuentes Signature of witness #2 Michael Fuentes Print name of Witness #2	CANNA-CURES R&D, LLC a Florida limited liability company By: /s/ Richard K. Pertile Richard K. Pertile Its: Manager

/s/ Kim Edwards Signature of witness #1 Kim Edwards Print name of Witness #1 /s/ Michael Fuentes Signature of witness #2 Michael Fuentes Print name of Witness #2	TROPIFLORA, LLC a Florida limited liability company By: /s/ Richard K. Pertile Richard K. Pertile Its: Manager

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/s/ Kim Edwards Signature of witness #1 Kim Edwards Print name of Witness #1 /s/ Michael Fuentes Signature of witness #2 Michael Fuentes Print name of Witness #2	JR CANNABIS INDUSTRIES, LLC a Florida limited liability company By: /s/ Richard K. Pertile Richard K. Pertile Its: Manager

/s/ Kim Edwards Signature of witness #1 Kim Edwards Print name of Witness #1 /s/ Michael Fuentes Signature of witness #2 Michael Fuentes Print name of Witness #2	/s/ Steven L. Sample STEVEN L. SAMPLE an individual resident of Florida

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/s/ Kim Edwards Signature of witness #1 Kim Edwards Print name of Witness #1 /s/ Michael Fuentes Signature of witness #2 Michael Fuentes Print name of Witness #2	/s/ Richard K. Pertile RICHARD K. PERTILE an individual resident of Florida

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EXHIBIT A
Stock Purchase Option
OPTION TO PURCHASE STOCK
THIS STOCK PURCHASE OPTION (the “STOCK PURCHASE OPTION”) is entered into on the 17th day of January, 2017 by and between Steven L. Sample, (hereafter “Sample“ or “Seller”), and Richard K. Pertile, (hereafter “Pertile“ or “Optionee”), on the terms and for the purposes hereafter set forth.  Each is referred to herein as a “Party” and collectively the “Parties”.
Whereas, the Parties have entered into that certain Termination Agreement as of even date herewith and desire to incorporate this Stock Purchase Option as an integral part of that Termination Agreement; and,
Whereas, Sample is the owner of that certain 1,000,000 shares of the restricted Common stock of Acacia Diversified Holdings, Inc. (“Acacia” or the “Company”) (the “Option Shares”) which Option Shares are set forth and listed by certificate number and shares in Addendum A which is attached hereto and made a part hereof;
Whereas, Pertile or the assigns of Pertile desires to purchase a minimum of  500,000 up to 1,000,000 Option Shares held by Sample at Pertile’s sole option, and Sample desires to sell said Option Shares to Pertile or Pertile’s assigns on the terms and conditions provided for herein; and
Whereas, Pertile or the assigns of Pertile have no obligation to purchase the Option Shares, and there shall be no penalty to either Party in the event the Stock Purchase Option is not consummated.
THEREFORE, FOR AND IN CONSIDERATION OF TEN DOLLARS ($10.00) and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the undersigned Sample does hereby grant and convey unto Pertile an irrevocable option to purchase some or all  of the Option Shares on the following terms:
1.
PURCHASE PRICE:  The full purchase price of said shares shall be Two Hundred Fifty Thousand Dollars if all 1,000,000 shares are purchased ($250,000.00) or twenty-five cents per share if a minimum of 500,000 up to 1,000,000 are purchases ($.25 each) (the “Purchase Price”) payable in cash, certified check, or bank wire.

2.
SALE DATE:  This option is exercisable at any time from the date hereof until 5:00 PM Eastern Standard Time on March 16, 2017.    At the Closing date to be mutually determined by the Parties at any time up to any including March 16, 2017, Sample shall deliver said Option Shares purchased  to Pertile and/or his assigns in exchange for delivery by Pertile and/or his assigns of the Purchase Price to Sample for the option shares purchased.

3.	CONDITIONS PRECEDENT: In no event shall Sample be obligated to sell said Option Shares on the terms hereof unless the Closing of the Termination Agreement occurs simultaneously herewith and the Parties thereto have continued to honor the terms and conditions of the Termination Agreement as of the date of Closing of this Stock Purchase Option.
Upon payment of the Purchase Price to Sample at Closing of the Option Shares purchased, Sample agrees to present the certificates representing the Option Shares purchased to Pertile and/or Pertile’s assigns, together with the executions and documents necessary to affect the proper transfer thereof to the parties designated by Pertile to receive them.  The Option Shares purchased shall be fully paid and non-assessable under Rule 144, free and clear of any liens and encumbrances, and not under any stop-transfer or other order that would inhibit the immediate transfer thereof.
NOTICE:  Pertile shall notify Sample of his intent to exercise this option at least two business days prior to the proposed Closing date.  Such notice shall be in writing and shall be deemed to have been given to Sample (i) on the same day if transmitted by facsimile from a facsimile machine or email with returned receipt with confirmation capabilities with the original and a copy of the facsimile confirmation or upon receipt of delivery or delivered personally; (ii) upon confirmation receipt if by certified United States Mail, postage prepaid, return receipt requested; or, (iii) with a delivery confirmation receipt if sent via Federal Express or United Parcel Service, and shall be sent to the Parties at the following addresses or to such different address as they may from time to time provide in writing:

Steven L. Sample
2806 SE 29th Street
Ocala, FL  34471
IN WITNESS WHEREOF THE PARTIES HAVE EXECUTED THIS STOCK PURCHASE OPTION IN CONJUNCTION WITH THAT CERTAIN TERMINATION AGREEMENT ON THE DATE FIRST ABOVE WRITTEN.
STEVEN L. SAMPLE	RICHARD K. PERTILE
Seller	Optionee

______________________________________	________________________________________

ADDENDUM A
LISTING OF OPTION SHARES

#SHARES	CERTIFICATE NUMBER	DATE OF CERTIFICATE

500,000	CS1- 632	08/07/07
200,000	CS1- 760	06/13/12
50,000	CS1- 618	08/07/07
50,000	CS1- 619	08/07/07
50,000	CS1- 620	08/07/07
50,000	CS1- 621	08/07/07
50,000	CS1- 622	08/07/07
50,000	CS1- 623	08/07/07

TOTAL OF ABOVE:		1,000,000 SHARES

EXHIBIT B

NOTICE OF RETRACTION, REVOCATION AND CANCELLATION AGREEMENT

For Ten Dollars ($10) and other good and valuable consideration, including, without limitation, the ACACIA AGREEMENT dated as of January 17, 2017 with an Effective Date of December 31, 2016, the receipt and sufficiency of which is hereby acknowledged it is agreed as follows:

1. Steven L. Sample, individually, and as Executive, Employee and Director of Acacia Diversified Holdings, Inc., a Texas corporation,  hereby, ab initio, retracts, revokes, reverses and cancels  all of the assertions, notices, actions and other matters contained in the facsimile  Re: Notice of Breach of Modified Employment Agreement and Events of Default of Asset Purchase Agreement, including, without limitation, the January 9, 2017 NOTICE, sent to Richard K. Pertile, CEO, Acacia Diversified Holdings, Inc on January 9, 2017 containing  21 pages, including a cover page and a separate PAKMAIL fax cover sheet.

2. Acacia Diversified Holding, Inc., a Texas corporation and its Board of Directors hereby, ab initio, retracts, revokes, reverses and cancels all of the assertions, notices, actions and other matters reflected in the transcript of the telephonic meeting held on January 9, 2017, including but not limited to the removal of Steven L. Sample as a director of Acacia Diversified Holdings, Inc., a Texas corporation.

This Notice is executed on this 17th day of January, 2017 and may be signed in multiple counterparts.

______________________________________
STEVEN L. SAMPLE, individually and as Executive, Employee and Director

ACACIA DIVERSIFIED HOLDING, INC.,
a Texas corporation

By: _____________________________
       Richard K. Pertile
Its: President, CEO, and Chairman of the Board of Directors

EXHIBIT C

NON-COMPETITION AND RESTRICTIVE COVENANT AGREEMENT

This NON-COMPETITION AND RESTRICTIVE COVENANT AGREEMENT (this “Non-Compete Agreement”), is made and entered into as of January 17, 2017, between Acacia Diversified Holdings, Inc., a Texas corporation (together with its subsidiaries and affiliates, “Acacia” or the “Company”), and Steven L. Sample, a Florida resident (“Sample”).

WHEREAS, the execution and delivery of this Non-Compete Agreement by the Company and Sample is a condition to the closing of the transaction contemplated by that certain Termination Agreement dated as of the date hereof and with an Effective Date of December 31, 2016, by and among the Company and its subsidiaries and related entities on the one hand, and Sample on the other hand (the “Termination Agreement”).

WHEREAS, Sample has acquired, through his relationship as a director, officer and/or employee of Acacia, intimate knowledge regarding the business, customers, suppliers, information and processes of or relating to the Company but has very limited knowledge relating to its recent operations in the medicinal marijuana sector and no knowledge in the recreational marijuana sector by way of processing, customers, and otherwise.

WHEREAS, Sample and the Company will benefit from the closing of the transactions contemplated in the Termination Agreement, which benefits constitute adequate and sufficient consideration for the covenants and obligations made in this Non-Compete Agreement.

WHEREAS, Sample and the Company desire to enter into this Non-Compete Agreement on the terms and conditions hereafter set forth.

NOW THEREFORE, in consideration of the covenants and promises contained herein, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged and given pursuant to the Termination Agreement, the parties hereto agree as follows:

1. ACKNOWLEDGEMENT; INCORPORATION OF RECITALS.  Sample hereby acknowledges receipt of adequate and sufficient consideration from the Company for the covenants and agreements made in this Non-Compete Agreement. The recitals set forth above are, by this reference, incorporated into and deemed a part of this Non-Compete Agreement.  The Company hereby acknowledges receipt of adequate and sufficient consideration from Sample for the covenants and agreements made in this Non-Compete Agreement and the related Termination Agreement.
2. NON-COMPETE AND NON-SOLICITATION
(a)
Non-Competition.  During the Restricted Term, Sample agrees that he will not, in any manner, anywhere in the Restricted Territory, directly or indirectly, on behalf of himself or any other Person other than the Company, invest in, own, manage, operate, finance, control, advise, render services to or guarantee the obligations of any Person engaged in or demonstrably planning to become engaged in the Business.

(b)
Non-Solicitation.  During the Restricted Term, Sample agrees that  he will not, in any manner, anywhere in the Restricted Territory, directly or indirectly, on behalf of himself or any other Person (i) solicit or otherwise compete for the business of any Person who is a known customer or potential customer

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of the Company for the products or services currently sold or demonstrably anticipated to be sold in the near future by the Company in any manner that could be likely to result in such Person curtailing or canceling any business or contracts that such Person has with the Company or in any way interfere with the relationship between the Company and such Person; (ii) cause, induce or attempt to cause or induce any actual or potential customer, supplier, employee, consultant or other business relation of the  Company to cease doing business with the Company, to deal with any competitor of the Company, or in any way interfere with its relationship with the Company; or (iii) hire, employ, engage, retain or attempt to hire, employ, engage or retain any employee or independent contractor of the Company or in any way interfere with the relationship between the Company and any of its employees or independent contractors.  During the Restricted Term Sample agrees that he will not, in any manner, anywhere in the Restricted Territory, directly or indirectly, on behalf of himself or any other Person (i) solicit or otherwise compete for the business of any Person who is a known customer or potential customers of the Company for the products or services currently sold or demonstrably anticipated to be sold in the near future by the Company in any manner that could be likely to result in such Person not contracting, curtailing or canceling any business or contracts that such Person has with the Company or in any way interfere with the relationship between the Company and such Person; (ii) cause, induce or attempt to cause or induce any actual or potential customer, supplier, employee, consultant or other business relation of the  Company to cease doing business with the Company, to deal with any competitor of the Company, or in any way interfere with its relationship with the Company; or (iii) hire, employ, engage, retain or attempt to hire, employ, engage or retain any employee or independent contractor of the Company or in any way interfere with the relationship between the Company and any of its employees or independent contractors.
3. CONFIDENTIAL INFORMATION.
(a)
Confidential Information; Restriction. Sample recognizes and acknowledges that certain assets of the Company, including without limitation information regarding customers, pricing policies, methods of operation, proprietary computer programs, sales, products, profits, costs, markets, key personnel, formulae, product applications, technical processes, potential acquisition or joint venture candidates and trade secrets which may have been made available to Sample, whether in writing, in computer form, reduced to a tangible form in any medium, or conveyed orally, and which could give the Company a competitive advantage over other individuals or companies which do not have access to this information (hereinafter called “Confidential Information”) are valuable and special assets of the Company.  Sample acknowledges that the Company is the owner of the Confidential Information and agrees not to dispute, contest or deny any such ownership rights of the Company.  During the term of the Non-Compete Agreement and for three years thereafter Sample shall not use, divulge, reproduce, distribute, reverse engineer or disclose (in any way or in any manner) any Confidential Information to any person, firm, corporation, association, or any other entity for any reason or purpose whatsoever, directly or indirectly, except as may be required by law, unless and until such Confidential Information becomes publicly available other than as a consequence of the breach by Sample of his confidentiality obligations hereunder.  Sample agrees to take all reasonable precautions to prevent the inadvertent disclosure of the Confidential Information to any unauthorized person; agrees not to transport or cause to be transported the Confidential Information outside the premises of the Company, except as necessary or desired to carry out Sample’s duties as prescribed by the Company; agrees not, without the Company’s express authorization, to participate directly or indirectly in the development, marketing, sale, licensing or other exploitation of software or other products or services which embody or are derived from Confidential Information; and agrees that in the event Sample becomes aware that any Person is taking or threatens to take any action which would compromise the Confidential Information or violate any of the foregoing provisions were that Person subject to the provisions of this Section 3, promptly advise the Company of all facts concerning such action or threatened action.  Sample expressly agrees that the disclosures prohibited hereby include disclosure of similarities or possible similarities between the Confidential Information and the work product of another person or company.

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(b)
Protective Order. In the event that Sample is required to disclose any Confidential Information pursuant to an order, regulation, ruling, governmental request, summons or subpoena, Sample shall promptly notify the Company of such pending disclosure and reasonably cooperate in assisting the Company (at the Company’s expense) in seeking a protective order or in objecting to such request, summons or subpoena with regard to the Confidential Information.

(c)
Cooperation. Sample agrees to reasonably cooperate with the Company in the prosecution or defense of all threatened claims or actual litigation in which the Company is or may become a party, whether now pending or hereafter brought, in which Sample has knowledge of relevant facts or issues.  Sample shall be promptly reimbursed reasonable out-of-pocket expenses incurred by him due to his cooperating with the prosecution or defense of any litigation for the Company as applicable, including but not limited to reasonable attorney’s fees incurred in the furtherance of those actions, provided that he provides the Company with reasonable documentation of such expenses.

4. ASSIGNMENT. Sample hereby assigns and transfers to the Company any right, title or interest in any inventions, designs, discoveries, works of authorship, creations, ideas, developments, improvements, trade secrets or software relating to the Business (collectively, “Inventions”), that Sample may have as of the date hereof or may have acquired on or before the date hereof, in whole or in part.  This obligation is limited to any Inventions that relate to the Company’s Business or demonstrably anticipated business, whether or not the Inventions were created, originated, developed or conceived of by Sample solely or jointly with others.  It is specifically agreed that Inventions do not include inventions, designs, discoveries, works of authorship, creations, ideas, developments, improvements, trade secrets or software relating to the Pulsewave Natural Resonance Disintegration Mills (“NRD Mills”) or the technologies associated with the NRD Mills, all of which was developed and acquired independently by Sample without regard to Acacia and is owned by Sample and his Micronizing Technologies, LLC entity, a Texas limited liability company, all of which are the sole property of Sample.
5. INJUNCTIVE RELIEF; REMEDIES.  Sample acknowledges and agrees that any breach or threatened breach by Sample of Section 2, Section 3 or Section 4 of this Non-Compete Agreement will cause irreparable harm and continuing damages to the Company and that the remedy at law for any such breach or threatened breach will be inadequate.  Accordingly, in addition to any other remedies that may be available to the Company at law or in equity in such event, the Company shall be entitled to seek and obtain, from any court of competent jurisdiction, an injunction or injunctions, without bond or other security and without having to show that money damages will be inadequate or impossible to determine, enjoining and restricting the breach or threatened breach.  Sample acknowledges, however, that no specification in this Non-Compete Agreement of a specific legal or equitable remedy may be construed as a waiver of or prohibition against pursuing other legal or equitable remedies in the event of a breach of this Non-Compete Agreement by Sample.
6. SEVERABILITY AND JUDICIAL MODIFICATION.  If any clause, term or provision of this Non-Compete Agreement or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Non-Compete Agreement and the application of such clause, term or provision to persons or circumstances other than those to which it is invalid and unenforceable, shall not be affected thereby, and each clause, term and provision of this Non-Compete Agreement shall be valid and be enforced to the fullest extent permitted by law.  If any court of competent jurisdiction refuses to enforce any clause, term, or provision of this Non-Compete Agreement as written, the other clauses, terms, and provisions shall stand, and the court shall modify the clause, term, or provision at issue to the minimum extent necessary to make it enforceable under applicable law, and shall enforce it as so modified.
7. GENERAL.
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(a)
Waivers.  No delay or omission by either party hereto in exercising any right, power or privilege hereunder shall impair such right, power or privilege, nor shall any single or partial exercise of any such right, power or privilege preclude any further exercise thereof or the exercise of any other right, power or privilege.  No waiver of any provision of this Non-Compete Agreement shall in any event be effective unless the same shall be in writing, executed by the party against whom enforcement of such waiver is sought, and any waiver so given shall be effective only in the specific instance and for the specific purpose for which given.

(b)
Counterparts.  This Non-Compete Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The parties may deliver an executed copy of this Non-Compete Agreement or any other document contemplated by this Non-Compete Agreement by facsimile or other electronic transmission to the other parties, and such delivery will have the same force and effect as the delivery of an original signed copy of this Non-Compete Agreement or such other document.

(c)
Governing Law; Waiver of Jury Trial.  This Non-Compete Agreement shall be construed in accordance with and governed by the laws of the State of Florida applicable to agreements made and to be performed wholly within such jurisdiction, without regard to principles of conflicts of laws.  Each of the parties hereto hereby irrevocably and unconditionally waives any and all right to trial by jury of any claim or cause of action in any suit arising out of or related to this Non-Compete Agreement or the transactions or events contemplated hereby or any course of conduct, course of dealing, statements (whether verbal or written) or actions of any party hereto.  The parties hereto each agree that any and all such claims and causes of action shall be tried by the state court sitting in Pinellas County, Florida without a jury.  Each of the parties hereto further waives any right to seek to consolidate any such lawsuit in which a jury trial has been waived with any other lawsuit in which a jury trial cannot or has not been waived.

(d)
No Strict Construction.  The language used in this Non-Compete Agreement will be deemed to be the language chosen by Sample and the Company to express their mutual intent, and no rule of strict construction will be applied against Sample or the Company.

(e)
Headings.  The section and subsection headings of this Non-Compete Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

8. DEFINITIONS.  For purposes of this Non-Compete Agreement, the following definitions shall apply:
“Business” means the business of the Company relating to is activities both now and heretofore with regard to the acquiring, processing, rendering, extracting, growing, packaging, marketing, and selling of cannabis plants and cannabis products relating to the use thereof for medicinal, recreational, nutraceutical, and cosmeceutical purposes. The Business is specifically not meant to include the acquiring, processing, rendering, extracting, growing, packaging, marketing, and selling of hemp products for uses other than relating to the medicinal, recreational, nutraceutical, and cosmeceutical industries, such as for construction materials and other diverse usages not heretofore utilized by the Company.
 “Control” of an entity includes service as a director, officer, partner, manager, executor or trustee (or in a similar capacity) or beneficial ownership of 10% or more of the outstanding equity (or the right to vote or receive profits, dividends or distributions).
“Person” means an individual, partnership, corporation, business trust, limited liability company, limited liability partnership, joint stock company, trust, unincorporated organization, association, joint venture or other entity or a governmental body.
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 “Restricted Term” means the period commencing on the date hereof and ending eighteen (18) months thereafter.
 “Restricted Territory” means anywhere in North and South America.
IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have caused this Non-Compete and Restrictive Covenant Agreement to be duly executed as of the date and year first above written.

ACACIA DIVERSIFIED HOLDINGS, INC.

By:
 Name: Richard K. Pertile
Its: CEO

STEVEN L. SAMPLE

Steven L. Sample

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EXHIBIT D

MUTUAL RELEASE

This Mutual Release (Release) is made as of January 17, 2017 (Effective Date), by
(1)	ACACIA DIVERSIFIED HOLDINGS, INC.,
A TEXAS CORPORATION
(“ACACIA”)

(2)	MARIJ AGRICULUTRAL, INC.,
A FLORIDA CORPORATION
(“MARIJ AG”)

(3)	CANNA-CURES R & D, LLC,
A FLORIDA LIMITED LIABILITY COMPANY
(“CANNA-CURES”)

(4)	TROPI FLORA LLC,
A FLORIDA LIMITED LIABILITY COMPANY
(“TROPI FLORA”)

(5)	J.R. CANNABIS INDUSTRIES, LLC,
A FLORIDA LIMITED LIABILITY COMPANY
(“JR CANNABIS”)

(6)	RICHARD K. PERTILE
AN INDIVIDUAL RESIDENT OF FLORIDA
(“PERTILE”)

(7)	STEVEN L. SAMPLE
AN INDIVIDUAL RESIDENT OF FLORIDA
(“SAMPLE”)

For the purposes of this Release the PARTIES identified as (1) through (6) are referred jointly and severally as “ACACIA” and the party identified as (7) is referred to as SAMPLE. The PARTIES identified as (1) through (7) are hereafter referred to jointly and severally as PARTIES and each individually as PARTY.

RECITALS

A. The PARTIES are the PARTIES to the January 17, 2017 Termination Agreement between them of even date herewith (“2017 Agreement”).
B. The 2017 Agreement requires this Release, a copy of which is Exhibit D to the 2017 Agreement.

 THEREFORE, for Ten Dollars ($10) and other good and valuable consideration and equivalent value, the receipt and sufficiency of which are hereby acknowledged, the PARTIES agree that:
1. The above Recitals are true and are incorporated herein by reference.
2. ACACIA, for themselves and their respective administrators, representatives, subsidiaries, affiliates, related entities, successors, assigns, members, managing members, managers, authorized persons, shareholders, officers, directors, partners, guardians, wards, trustees, beneficiaries, principals, agents, employees, independent contractors, representatives, predecessors, heirs,  attorneys, insurance carriers, relatives and any person claiming directly or indirectly by or through ACACIA, jointly and severally (“ACACIA RELEASING PARTIES”), voluntarily, knowingly, and in good faith, and with specific and express intent to do so, hereby release and forever discharge as hereinafter set forth, SAMPLE and his respective administrators, representatives, subsidiaries, affiliates, related entities, successors, assigns, members, managing members, managers, authorized persons, shareholders, officers, directors, partners, guardians, wards, trustees, beneficiaries, principals, agents, employees, independent contractors, representatives, predecessors, heirs, attorneys, insurance carriers, relatives and any person claiming directly or indirectly by or through SAMPLE, jointly and severally (“SAMPLE RELEASED PARTIES”), of and from any and all manner of actions, causes of action, suits, debts, accounts, judgments, arbitration awards, rights, statutory or other damages, court, arbitration and other costs, attorneys’ fees and costs, expert witness fees and costs, direct and indirect expenses, compensation, claims and demands whatsoever, directly, indirectly or derivatively arising, including, but not limited to, the claims that were raised or could have been raised as a result of the business relationship between ACACIA RELEASING PARTIES and SAMPLE RELEASED PARTIES through the date of this Release; indemnification, contribution and subrogation in law or equity, or any other theory of recovery, or violations of applicable federal or state statutes, regulations, or other laws, and claims for any kind or manner of monetary or non-monetary relief whatsoever; save and except for this Release and the 2017 Agreement and the agreements, copies of which are exhibits to the 2017 Agreement or required by the 2017 Agreement and regardless of whether the extent of the loss or damage to person or property or otherwise is known or unknown, foreseen or unforeseen (“ACACIA RELEASED CLAIMS”).
3. SAMPLE, for himself and his administrators, representatives, subsidiaries, affiliates, related entities, successors, assigns, members, managing members, managers, authorized persons, shareholders, officers, directors, partners, guardians, wards, trustees, beneficiaries, principals, agents, employees, independent contractors, representatives, predecessors, heirs,  attorneys, insurance carriers, relatives and any person claiming directly or indirectly by or through ACACIA, jointly and severally (“SAMPLE  RELEASING PARTIES”), voluntarily, knowingly, and in good faith, and with specific and express intent to do so, hereby release and forever discharge as hereinafter set forth,  ACACIA and their respective administrators, representatives, subsidiaries, affiliates, related entities, successors, assigns, members, managing members, managers, authorized persons, shareholders, officers, directors, partners, guardians, wards, trustees, beneficiaries, principals, agents, employees, independent contractors, representatives, predecessors, heirs, attorneys,  insurance carriers, relatives and any person claiming directly or indirectly by or through ACACIA, jointly and severally (“ACACIA RELEASED PARTIES”), of and from any and all manner of actions, causes of action, suits, debts, accounts, judgments, arbitration awards, rights, statutory or other damages, court, arbitration and other costs, attorneys’ fees and costs, expert witness fees and costs, direct and indirect expenses, compensation, claims and demands whatsoever, directly, indirectly or derivatively arising, including, but not limited to, the claims that were raised or could have been raised as a result of the business relationship between SAMPLE RELEASING PARTIES and ACACIA RELEASED PARTIES through the date of this Release ; indemnification, contribution and subrogation in law or equity, or any other theory of recovery, or violations of applicable federal or state statutes, regulations, or other laws, and claims for any kind or manner of monetary or non-monetary relief whatsoever; save and except for this Release and the 2017 Agreement and the agreements, copies of which are exhibits to the 2017 Agreement or required by the 2017 Agreement and regardless of whether the extent of the loss or damage to person or property or otherwise is known or unknown, foreseen or unforeseen (“SAMPLE RELEASED CLAIMS”).
4. ACACIA RELEASING PARTIES and SAMPLE RELEASING PARTIES warrant that no promise or inducement has been offered to them, except as set forth in this Release; that this Release is entered into without reliance on any statement or representation by the ACACIA RELEASED PARTIES and/or the SAMPLE RELEASED PARTIES, as applicable, or their representatives not contained in this Release; that the ACACIA RELEASING PARTIES and/or the SAMPLE  RELEASING PARTIES, as applicable, are legally competent and are fully authorized to execute this Release on behalf of themselves and the persons they purport to bind in this Release; and ACACIA RELEASING PARTIES and/or SAMPLE RELEASING PARTIES, as applicable, accept full responsibility therefore, and further assume the risk of any mistake of fact on which this Release may be entered into.
5. ACACIA RELEASING PARTIES and/or SAMPLE RELEASING PARTIES, as applicable, are fully aware that they may have suffered damage for conditions as a result of matters mentioned in paragraph 2 and 3 above, which they may not be aware of at this time, and which may not manifest themselves until sometime in the future. ACACIA RELEASING PARTIES and SAMPLE RELEASING PARTIES are further aware that they may later discover damages or conditions or monetary losses as a result of the matters mentioned in paragraph 2 and 3 above, which may exist at this time, but which they are not presently aware of, and that they may later discover damages or conditions which do not exist at the present time. Being fully aware of these possibilities, it is the clear intention of ACACIA RELEASING PARTIES and the SAMPLE RELEASING PARTIES, as applicable, to accept the consideration set forth herein for all damages, conditions and monetary losses as a result of the ACACIA RELEASED CLAIMS and/or SAMPLE RELEASED CLAIMS, as applicable, or any others mentioned in paragraph 2 and 3 above (jointly “RELEASED CLAIMS”), which may have been sustained or may be sustained in the future. ACACIA RELEASING PARTIES and/or SAMPLE RELEASING PARTIES, as applicable, further understand that, except as specifically excluded from this Release by the express terms of this Release, they are waiving all rights to bring a claim in the future against any of the ACACIA RELEASED PARTIES and/or SAMPLE RELEASED PARTIES, as applicable, based on the RELEASED CLAIMS, even if they later discover damages, conditions or monetary losses, which are not presently known to them, but which presently exist and that might arise in the future.
6. ACACIA RELEASING PARTIES and SAMPLE RELEASING PARTIES represent and warrant that they have made a full, independent investigation of the facts and law relating to the claims between them and they are satisfied that they fully understand and appreciate the factual and legal ramifications of the claims and that they are represented by independent legal counsel of their own choosing.  ACACIA RELEASING PARTIES and SAMPLE RELEASING PARTIES understand and accept the risk that facts with respect to which this Release is executed may later be found to be other than true or different from the facts they now believe to be true. This Release shall be and remain effective despite any such untruth or difference in such facts, notwithstanding the fact that knowledge of the existence of any untruth or difference in facts or law at the time of execution of this Release would have materially altered or in any way affected the decision of ACACIA RELEASING PARTIES and SAMPLE RELEASING PARTIES to enter into this Release.
7. ACACIA RELEASING PARTIES and SAMPLE RELEASING PARTIES represent, warrant and agree that (i) they will never directly or indirectly commence, file, aid or in any way prosecute or cause to be commenced or prosecuted against the ACACIA RELEASED PARTIES and/or SAMPLE RELEASED PARTIES, as applicable, for any of the RELEASED CLAIMS or otherwise referred to in paragraphs 2 and 3 above, and (ii) no portion of any claim, demand, right or cause of action which ACACIA RELEASING PARTIES and SAMPLE RELEASING PARTIES had, has or may have against ACACIA RELEASED PARTIES and/or SAMPLE RELEASED PARTIES, as applicable, has been or can be assigned or transferred, in any manner, including, but not limited to, assignment or transfer by subrogation or by operation of law, to any other person or entity, including any debtor-in-possession or trustee appointed in any case filed by or against ACACIA RELEASING PARTIES and/or SAMPLE RELEASING PARTIES, as applicable, to this Release under any Chapter of the United States Bankruptcy Code. In the event that any claim, demand or suit should be commenced or maintained against ACACIA RELEASED PARTIES and/or SAMPLE RELEASED PARTIES, as applicable, on account of any RELEASED CLAIMS then the ACACIA RELEASING PARTIES and/or SAMPLE RELEASING PARTIES, as applicable, agree to indemnify the ACACIA RELEASED PARTIES and/or SAMPLE RELEASED PARTIES, as applicable, from any and all loss, costs, damages, or expenses, incurred as a result of such claim, demand or suit, including, but not limited to, attorneys’ fees and costs in connection with the prosecution or defense of such claim, demand or suit.
 8  To the extent not described in this Release, the PARTIES shall bear their own costs, expert witness fees, attorneys’ fees, and other expenses.
 9.  The PARTIES have entered into this Release in order to avoid the substantial costs, inconvenience and uncertainties and for the best interests of ACACIA DIVERSIFIED and its affiliates and subsidiaries and for the best interests of SAMPLE. It is further understood that the PARTIES deny that they have acted wrongfully towards the other PARTIES; and the execution of this Release shall not constitute an admission by any of them that such PARTY has violated any federal, state or local statute, ordinance, rule, regulation or common law; or that any claim of an opposing PARTY had any merit whatsoever.
10.  The rights and obligations of the PARTIES under this Release shall inure to the benefit of and shall be binding upon their heirs, successors, related entities, affiliates and assigns. The waiver by any PARTY of a breach of any provision of this Release by any other PARTY shall not operate or be interpreted as a waiver of that breach or any later breach of that provision or any other provision.
11. This Release may not be altered, amended, modified, or terminated except by an instrument in writing executed by the PARTIES and/or their authorized representatives with the same formalities as this Release was signed.
            12.           This Release is made and entered into in the State of Florida, and shall be interpreted, construed, and enforced in accordance with the laws of the State of Florida without regard to its conflicts of law principals. In the event any portion of this Release shall be declared by any court or Arbitrator of competent jurisdiction to be invalid or unenforceable, that portion will be construed as never having been part of this Release so long as the economic or legal substance of the transaction is not affected in any manner materially adverse to any PARTY that did not assert the invalidity or unenforceability. The invalidity or unenforceability of any portion of this Release shall not affect any other portions of this Release not held invalid or unenforceable so long as the economic or legal substance of the transaction contemplated by this Release is not affected in any manner materially adverse to any PARTY that did not assert the invalidity or unenforceability.  The PARTIES agree to attempt to replace any invalid or unenforceable provision with a valid provision that most closely approximates the intent and economic effect of the invalid provision and agree that the person resolving any dispute among the PARTIES may replace any invalid or unenforceable provision with a valid provision that most closely approximates the intent and economic effect of the invalid provision.
             13. The PARTIES represent and warrant that they are solvent and they have no present intention of filing any petition or initiating any proceeding under the Federal Bankruptcy Act or any similar state or federal legislation.
             14. The PARTIES further agree to execute any and all documents and instruments as may be reasonably determined in the future to be necessary in order to effectively carry out the commitments of the PARTIES as set forth herein
             15. This Release may be executed in any number of actual, scanned and emailed, or facsimile counterparts in separate counterparts, each of which when so executed and confirmed as delivered shall be an original. The executed signature pages from each actual, scanned and emailed, or facsimile counterpart may be joined together and attached to one such original, which shall constitute one and the same instrument.
              16. Any PARTY breaching this Release agrees to indemnify and hold the other PARTIES harmless from and against any and all loss, cost, damage, or expense, including attorneys’ fees, incurred by the non-breaching party should any PARTY to this Release directly or indirectly commence litigation against any other PARTY to this Release.  Should any PARTY be required to seek the services of an attorney to enforce its rights hereunder, the prevailing party in such action shall be awarded reasonable attorneys’ fees and other fees and legal costs incurred by that PARTY in connection therewith, including any such fees and costs incurred in any judicial proceedings, including at the appellate level.
IN WITNESS WHEREOF, the ACACIA RELEASING PARTIES and SAMPLE RELEASING PARTIES have executed this Release as of the above date.

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Signed and delivered in our presence:

___________________________
Signature of witness #1

______________________________
Print name of Witness #1

_____________________________
Signature of witness #2

____________________________
Print name of Witness #2
ACACIA DIVERSIFIED HOLDINGS, INC. a Texas corporation By: __________________________________ Richard K. Pertile Its: President and CEO

___________________________
Signature of witness #1

______________________________
Print name of Witness #1

______________________________
Signature of witness #2

______________________________
Print name of Witness #2
MARIJ AGRICULTURAL, INC. a Florida corporation By: __________________________________ Richard K. Pertile Its: President

___________________________
Signature of witness #1

______________________________
Print name of Witness #1

______________________________
Signature of witness #2

______________________________
Print name of Witness #2
CANNA-CURES R&D, LLC a Florida limited liability company By: __________________________________ Richard K. Pertile Its: Manager
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[Signatures continue on the next page]

_____________________________
Signature of witness #1

______________________________
Print name of Witness #1

______________________________
Signature of witness #2

______________________________
Print name of Witness #2
TROPIFLORA, LLC a Florida limited liability company By: __________________________________ Richard K. Pertile Its: Manager

______________________________
Signature of witness #1

______________________________
Print name of Witness #1

______________________________
Signature of witness #2

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Print name of Witness #2
JR CANNABIS INDUSTRIES, LLC a Florida limited liability company By: __________________________________ Richard K. Pertile Its: Manager

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______________________________________ STEVEN L. SAMPLE an individual resident of Florida
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_______________________________________ RICHARD K. PERTILE an individual resident of Florida

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EXHIBIT E

Diversified Holdings, Inc.

January 17, 2017

TO:	Richard K. Pertile, CEO
Acacia Diversified Holdings, Inc.
13575 58th Street North - #138
Clearwater, FL 3760

Dear Rick:

After ten years of service to the Acacia Diversified Holdings, Inc., its subsidiaries and affiliates (the “Company”), I am ready to step down and leave it in your capable hands.  In the interest of seeing our Company have an opportunity to move to a new level under the direction of your team, I hereby tender my resignation as a director and any other position with the Company effective immediately with this date.

It has been a sincere pleasure to be associated with the Company , and I shall follow the Company’s activities with enthusiasm.

With my best regards to you, the Company, and my fellow Directors,

Steven L. Sample